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                                                                        EX. 23.4

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
The Speed Merchant, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                               /s/ KPMG PEAT MARWICK LLP

Mountain View, California

October 13, 1998